UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2022

BRIDGELINE DIGITAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33567	52-2263942
(Commission File Number)	(IRS Employer Identification No.)

100 Sylvan Road, Suite G700, Woburn, MA	01801
(Address of Principal Executive Offices)	(Zip Code)

(781) 376-5555
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLIN	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 30, 2022, Bridgeline Digital, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). Stockholders present at the Meeting, either in person or by proxy, represented 54.85% of the 10,204,276 shares eligible to vote at the Meeting. Set forth below is a brief summary of the matters voted on and the voting results for each proposal:

(1) Proposal 1 - The Company’s stockholders elected the following two (2) directors to serve on the Board of Directors for a term of three (3) years and until their respective successors are duly elected and qualified:

Nominees	For	Withheld	Broker Non-Votes
Kenneth Galaznik	1,759,360	330,387	3,507,364
Scott Landers	1,751,175	338,572	3,507,364

(2) Proposal 2 - The Company’s stockholders voted to amend the Bridgeline Digital, Inc. 2016 Stock Incentive Plan (the "Stock Incentive Plan") to increase the number of shares of the Company’s common stock, par value $0.001 per share ("Common Stock"), available for issuance as awards granted under the Stock Incentive Plan from 800,000 to 1,650,000 shares:

For	Against	Abstain	Broker Non-Votes
1,469,366	592,351	28,030	3,507,364

(3) Proposal 3 - The Company’s stockholders voted to hold an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the proxy statement (the "Say-On-Pay" vote):

For	Against	Abstain	Broker Non-Votes
1,971,362	102,981	15,404	3,507,364

(4) Proposal 4 - The Company’s stockholders voted to hold an advisory vote on the frequency of holding future Say-on-Pay votes:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
1,461,967	26,706	561,088	39,986	3,507,364

(5) Proposal 5 – The Company’s stockholders ratified the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2022:

For	Against	Abstain	Broker Non-Votes
5,554,758	26,622	15,731	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)
Date: March 31, 2022

	By:	/s/ Thomas R. Windhausen
Thomas R. Windhausen
Chief Financial Officer